Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Community Health Systems, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wayne T. Smith, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board, President and Chief Executive Officer

February 25, 2010